                                                                    Exhibit 10.7

                                           Translation from Russian into English


                        CONTRACT No. 498 B-43142800 /011


Alexandrov City                                             "09" September, 2000


FSP "Asconi" Srl., Republic of Moldova, hereinafter referred to as the Supplier, in the person of General Director Jitaru K. acting on the Statute basis and "Sovagroimport" Ltd., Russia, hereinafter referred to as the Buyer, in the person of General Director Zubakin V.V. acting on the Statute basis, hereby agree as follows:


                           1. SUBJECT OF THE CONTRACT
                           --------------------------

The Supplier sells strong drinks - unbottled wine, hereinafter referred to as the Goods, in assortment, quantity and at price stipulated in Specifications that make up an integral part of the present Contract.


                    2. PRICE AND TOTAL VALUE OF THE CONTRACT
                    ----------------------------------------

2.1. Prices for the Goods are quoted in US dollars. The prices stipulated in Specifications include excise duty liable to the Buyer under export of the Goods.
2.2. Total volume of the Goods under the Contract: according to the signed Specifications.
2.3.    Total value of the Contract: according to the signed Specifications.


                            3. QUALITY OF THE GOODS
                            -----------------------

3.1. Quality of the goods shall comply with the Quality Certificate of the Producer and meet the RF standards on this kind of goods.
3.2. Quality compliance of the goods shall be confirmed by the following documents: Quality Certificate of the Producer;
Compliance Certificate for each lot of the goods issued by a competent authority of the country of origin.


                              4. TERMS OF PAYMENT
                              -------------------

4.1.    The Buyer shall perform the payments: in US dollars by bank transfers.
4.2. The Buyer shall pay all bank charges in the Buyer's country, the Supplier in the Supplier's country.
4.3. Payment for each lot of the goods under the present Contract shall be agreed upon in Specifications.
4.4. The Supplier shall submit to the Buyer a Certificate confirming the payment of excise duties issued by the competent authority of the Supplier's country not later 15 days after the shipment.

                                           Translation from Russian into English


4.5. Payments for the delivered goods can be transferred to the accounts of the third parties-subcontractors of the Supplier providing additional agreements between parties.

4.6.    Bank requisites:

4.6.1.  Bank requisites of the Supplier:
INTERMEDIARY:
SWIFT CRLYUS33
CREDIT LYONNAIS
NEW YORK, USA

PAY THRY:
SWIFT UNVBMD2X
UNIVERSALBANK, CHISINAU, MOLDOVA

BENEFICIARY:
ACC. 22240001016840 ASCONI SRL
CHISINAU, MOLDOVA

4.6.2.  Bank requisites of the Buyer:
Current currency account 407028400000005O5875
Special transit currency account 40702840400009505875

Acc 407028407000095O5875
With B.I.N. BANK, SWIFT code: BINORUM
5A, Grodnenskaya str., Moscow, Russia

4.7. In case of default of the goods delivery under the Contract, the Supplier shall refund the advance on the Buyer's account with JSCB "BIN" in the currency of the advanced payment within 90 days of the date of advance remitting to the Supplier's account.


                        5. TERMS OF DELIVERY AND SHIPMENT
                        ---------------------------------

5.1. The goods shall be delivered on DAF terms -- Ukraine frontier -- Russia (Zernovo) by railroad facilities (INCOTERMS-90),
5.2. The Buyer: "Sovagroimport" Ltd., railroad station Briansk-Lgovskii for customs clearance; the place of destination of the goods in the RF is railroad station Belokamennaia, Moscow railroad.
5.3. The terms of delivery for each lot of the goods shall be stipulated in specifications.


                         6. OBLIGATIONS OF THE SUPPLIER
                         ------------------------------

The Supplier undertakes:
6.1. Deliver the Goods in quantity and of quality according to the stated above requirements.

                                           Translation from Russian into English


6.2. Forward to the Buyer all documents necessary for transportation and delivery of the goods including the Certificate confirming the payment of excise duties under export of the Goods.
6.3. Perform customs clearance of the exported goods and pay liable customs duties and taxes.
6.4. Cover all risks and bear all expenses regarding the goods until the delivery of the goods on terms specified in the Contract.


                          7. OBLIGATIONS OF THE BUYER
                          ---------------------------

The Buyer undertakes to:
7.1.    Pay for the goods.
7.2. Obtain at his risk and expense any import license and/or other national authorization essential for the Goods import and make all customs clearance connected with import of the Goods in the RF.
7.3.    Cover all risks on loss or damage of the Goods after the delivery.
7.4.    Bear all expenses regarding the Goods after the delivery.


                             8. PACKING AND MARKING
                             ----------------------

8.1.    The goods shall be shipped by pouring in tanks.
8.2. The Supplier shall issue covering documents with the following information for each tank-car:
place of destination;                          weight;
number of the Contract;                        title of the goods;
shipper;                                       consignee


                             9. MANNER OF SHIPMENT
                             ---------------------

9.1. The Supplier shall inform the Buyer about the date of shipment, number of the Contract, title and quantity of the shipped goods, number of railroad tank-car and numbers of railway bills no later than 24 hours before the goods shipment.
9.2. The Supplier shall forward to the Buyer the following covering documents:

* Invoice;

* Quality Certificate of the Producer;

* Compliance Certificate issued by a competent authority of the Supplier's country with the goods code;

* Chemical Test Report

* Certificate of Origin with the goods code;

* Railway Bill,

* Shipment Specification (Pouring Report).

                                           Translation from Russian into English


                                 10. SANCTIONS
                                 -------------

10.1. In case of the delay in delivery or short-delivery of the goods, the Supplier shall pay a penalty to the extent of 0.1% from the value of the non-delivered in time goods for every day of the delay.
10.1.1. If the delay in delivery is more than 30 days the Buyer has the right to cancel the Contract.
10.2. In case of delivery of the substandard goods the Supplier undertakes to replace them at his own account or compensate expenses to the Buyer (within 10 days of the claim and bill rendering) and moreover to pay a penalty to the extent of 10% from the value of the substandard goods.
10.3. In case of the delay in payment the Buyer shall pay a penalty to the extent of 0.1% from the value of the non-paid goods for every day of the delay.
10.4.1. These conditions shall cover and the delays in payment of the penalties specified in the Contract as well as delays in payment of the penalties awarded by the Arbitration Court.
10.5. If the period of demurrage through the Supplier's fault exceeds the specified period by 24 hours the Supplier shall compensate the Buyer's additional expenses within 10 days of bill rendering.
10.6. If the Supplier acts in a manner that makes the Contract unprofitable and useless (such as huge and repeated delays, inadequate quality and etc.) the Buyer has the right to cancel the Contract unilaterally prior the date of its expiration. In this case the Supplier shall pay at the Buyer's request a penalty to the amount of 10% from the total value of the Contract.


                                11. FORCE MAJOR
                                ---------------

11.1. The Parties shall be indemnified for partial or complete non-fulfillment of the obligations under the present Contract if this non-fulfillment comes as a result of exceptional circumstances arisen after the signing of the present Contract and these circumstances and reasons led to them (Force Major) being beyond the parties control affected on the performance of the given Contract. Force Major shall include: earth-quake, flood, fire and other natural phenomenon as well as legislative acts, wars and other circumstances beyond the parties control.
11.2. If any from the stated above circumstances directly effected on the fulfillment of the obligations in the period stipulated in the Contract, then that period shall be postponed according to Force Major duration.
11.3. The party under Force Major shall immediately inform the other one in written form about Force Major circumstances and their probable duration. A certificate issued by the CCI or other competent authority of the relevant party can be considered an appropriate evidence of the stated above circumstances. If any party fails to notify the other one about Force Major circumstances during 15 days from the beginning of these circumstances then the Parties shall deprive the right to refer to the stated above circumstances as to a ground for indemnity against non-fulfillment of the obligations.
11.4. Under Force Major circumstances for the Supplier, all money transferred by the Buyer according to art. 4.3 of the present Contract shall be refund on the Buyer's account within 60 (sixty) days,

                                           Translation from Russian into English


11.5. If Force Major circumstances last more than two months, the Parties have the right to cancel partially or completely the present Contract and final settlement between the Parties shall be made according to the presented documents.
11.6. In case of earlier termination of the Contract any amount of the advanced payment that is not covered by the relevant delivery shall be refund to the Buyer within 10 (ten) days.


            12. ACCEPTANCE OF THE GOODS, GUARANTEES AND RECLAMATIONS
            --------------------------------------------------------

12.1. Acceptance of the goods by quality and quantity shall be performed at the place specified in the railway bill according to current procedures and methods of the RF.
12.2. In case of inadequate quality of the delivered goods through the Supplier's fault, the Buyers has the right to refuse acceptance provided that the fact of discrepancy is confirmed with a Report issued by Certification Authority "Rostest-Moscow" or authorized lab of the National Customs Office of the RF under the customs clearing.
12.3. If the quantity of delivery exceeds the amount specified by the Parties, the Buyer reserves the right to refuse acceptance of the excess.


                                13. ARBITRATION
                                ---------------

13.1. In case of disputes arisen under the present Contract between the Supplier and the Buyer, the Parties shall make their best efforts to settle the disputes by means of negotiations.
13.2. If the Parties fail to settle disputes by means of negotiations during 30 days, the disputes shall be referred to the International Arbitration Commission under the CCI of the RF.
13.2.1. Applicable law -- law of the place of the Contract signing and regarding queries non-specified in the Contract -- the UNO Convention on International Trade, 1980.
13.2.3. The Arbitration Commission -- 2 arbitrators -- one from each Party and a chairman appointed by the Arbitration Commission. The Parties undertakes to appoint the arbitrators during 15 days of the date of application to the Arbitration, otherwise -- according to the Arbitration regulations.
13.3. The award of the Arbitration Commission is final and binding upon both Parties. The Parties undertakes to execute it during 10 days of the date the award comes into force.


                              14. OTHER CONDITIONS
                              --------------------

14.1.   The present Contract is drawn up in two copies in the Russian language.
14.2. Correspondence under the present Contract shall be carried out in Russian.
14.3. Any modifications and annexes to the present Contract come to force providing they are made in written form and signed by authorized representatives of the Parties.
14.4. All clauses and provisions of the present Contract are confidential and not subject to disclosure.
14.5. The present Contract is valid from the date of signature to September 01, 2001.

                                           Translation from Russian into English


                      15. JURIDICAL ADRESSES OF THE PARTIES
                      -------------------------------------

THE SUPPLIER: FSP "ASCONI SRL"               THE BUYER: "Sovagroimport" Ltd.
Republic of Moldova, Chisinau District,      601600, Russia, Vladimirskaia province,
Puhoi village,                               Alexandrov City, 38-84 Sverdlova str.
Fiscal code 231582
                                             Current currency account
INTERMEDIARY:                                40702840000000505875
SWIFT CRLYUS33                               Special transit currency account
CREDIT LYONNAIS                              40702840400009505875
NEW YORK, USA
                                             Acc 40702840700009505875
PAY THRY:                                    With B.I.N. BANK, SWIFT code:
SWIFT UNVBMD2X                               BINORUM
UNIVERSALBANK, CHISINAU,                     5A, Grodnenskaya Str., Moscow, Russia
MOLDOVA

BENEFICIARY:
ACC. 2ZZ40001016840 ASCONI SRL
CHISINAU, MOLDOVA


                           SIGNATURES OF THE PARTIES
                           -------------------------

THE SUPPLIER                                 THE BUYER
General Director                             General Director

K. Jitaru                                    V.V. Zubakin


                                    [SEAL]

This translation has been performed at the translation office "INTACT-SERVICE" SRL.